UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 20, 2016

ACTIVE WITH ME, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333- 191083	39-2080103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, New York, NY	10170
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-994-9936

(Former name or former address, if changed since last report)

Copies to:

Jeffrey Fessler, Esq.

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Facsimile: (212) 202-7735

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Forward Stock Split

Effective September 20, 2016, each one (1) share of Active With Me, Inc.’s (the “Company”) issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”) was converted and reclassified into 3.25 shares of Common Stock (the “Forward Stock Split”). Any fractional shares resulting from such conversion were rounded up to the nearest whole number.

Effective Date; CUSIP Number.  The Forward Stock Split became effective with FINRA on September 20, 2016 (the “Effective Date”), at which time the Common Stock began trading on a split-adjusted basis. In connection with the Forward Stock Split, the CUSIP number for the Common Stock changed to 753888 106.

Also on the Effective Date, all options, warrants and other convertible securities of the Company outstanding immediately prior to the Forward Stock Split were adjusted by multiplying the number of shares of Common Stock into which the options, warrants and other convertible securities are exercisable or convertible by 3.25 and dividing the exercise or conversion price thereof by 3.25, all in accordance with the terms of the plans, agreements or arrangements governing such options, warrants and other convertible securities.

Nevada State Filing.  The Forward Stock Split was effected pursuant to the Company’s filing of a Certificate of Change (the “Certificate”) with the Secretary of State of the State of Nevada on September 19, 2016, in accordance with Nevada Revised Statutes (“NRS”) Section 78.209. The Certificate became effective on the Effective Date. Under Nevada law, no amendment to the Company’s Articles of Incorporation was required in connection with the Forward Stock Split. A copy of the Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Increase in Authorized Capital Stock

Simultaneously with the Forward Stock Split, and as effected by the Certificate, the Company increased its authorized capital stock from 75,000,000 to 220,000,000 with 200,000,000 shares being designated common stock, par value $0.001, an increase from 65,000,000 shares, and 20,000,000 shares being designated preferred stock, par value $0.001, an increase from 10,000,000 shares.

Name Change and Symbol Change

On September 26, 2016, the Company filed an Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada to change its name from “Active With Me, Inc.” to “Rasna Therapeutics, Inc.” The name change will be effective September 27, 2016. A copy of the Amended and Restated Articles of Incorporation are attached hereto as Exhibit 3.2 and is incorporated herein by reference.

The name change has been approved by FINRA and, simultaneously with the effective date of the name change, the Company’s common stock will trade under the new ticker symbol “RASP.”

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No .	Description

3.1	Certificate of Change of Active With Me, Inc., as filed with the Nevada Secretary of State on September 19, 2016 and effective September 20, 2016
3.2	Amended and Restated Articles of Incorporation, as filed with the Nevada Secretary of State on September 26, 2016 and effective September 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 26, 2016

ACTIVE WITH ME, INC.

By:	/s/ James Tripp
Name: James Tripp
Title: Chief Executive Officer